UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 1, 2025

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27755 Diehl Road, Suite 200, Warrenville, Illinois	60555
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

901 Frontenac Road, Naperville, Illinois, 60563

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 1, 2025, Chicago Rivet & Machine Co. (the “Company”) announced that James T. Tanner has joined the Company as its new Senior Vice President of Sales and Marketing, effective immediately. Mr. Tanner replaces Bill Stlaske, who left the company earlier in 2025. Mr. Tanner, age 56, has over 30 years of sales and leadership experience in manufacturing. He has held numerous executive positions with Bosch, MacLean-Fogg, KSR International, and Speedgrip Chuck Co., with a focus on revenue generation, corporate branding, and key account management. Mr. Tanner holds a Bachelor of Science degree in Electrical Engineering from Lawrence Technological University, and spent over 10 years in the fastener industry.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the appointment, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” that are inherently subject to risks and uncertainties that may cause actual events to differ materially from those discussed herein. These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan" and similar expressions, are based on the beliefs and assumptions of management based on information available to the Company at the time such statements are made. Also, please refer to the risks and factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K fot the year ended December 31, 2024, and the other filings the Company makes with the Securities and Exchange Commission for additional factors that could cause the Company’s actual results to differ from these forward looking statements. Many of these factors are beyond the Company’s ability to control or predict. The Company cautions that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

Date: May 1, 2025	By: /s/ Gregory D. Rizzo
Name: Gregory D. Rizzo
Title: Chief Executive Officer